VOTING RIGHTS PROXY AGREEMENT
投票权代理协议

This Voting Rights Proxy Agreement (the “Agreement”) is entered into in Guangzhou City, Guangdong Province, People’s Republic of China (“PRC” or “China”) as of _________, 2010 by and among Guangzhou Xiangguang Corporate Management Co., Ltd. (“Party A”) and the undersigned shareholders (the “Shareholders” or“PartyC”) of Huangjiang Jintai Mining Co., Ltd.(“Jintai Mining” or “PartyB”).  Party A and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”. Jintai Mining is made a party to this Agreement for the purpose of acknowledging the Agreement.

本《投票权代理协议》（“本协议”）于2010年___月_____日在中华人民共和国（“PRC”或“中国”）广东省广州市，由广州祥光企业管理有限公司（“甲方”）以及以下签字的环江金泰矿业有限责任公司（“金泰矿业”或“乙方”）股 东（“股东”或“丙方”）签署。甲方和股东总称为“各方”。金泰矿业以下签字是为认可本协议。

RECITALS
前言

1.	Party A, a company incorporated in the PRC as a wholly foreign owned enterprise, with its principle business as management consulting for metal mining industry and metal trading;

甲方为根据中国法成立的外商投资企业，其主营业务是从事金属矿的管理咨询和金属贸易；

2.	Party B is a substantially vertically-integrated mining company with exploration, mining, leaching, smelting and further processing operations at the following four operating branches:
(a) Shangchao Zinc-lead Mine, which is primarily engaged in exploration of a lead-zinc mine;
(b) Yagang Concentrator, which is primarily engaged in processing of zinc-lead ores;
(c) Xingda Concentrator, which is primarily engaged in processing of zinc-lead ores; and
(d）Jintai Duchuan Smelter, which is primarily engaged in smelting of lead-zinc concentrate and production of final products including zinc calcine, zinc dust and sand and sulfuric acid.

乙方是一家纵向综合型矿业公司，通过其旗下的四家分公司开展铅锌矿的开采、浮选、冶炼、深加工业务：
（a）	上朝铅锌矿，主要从事铅锌矿的开采；
（b）	雅钢选矿厂，主要从事铅锌矿石的浮选和加工；
（c）	兴达选矿厂，主要从事铅锌矿石的浮选和加工，与
（d）	金泰都川冶炼厂，主要从事铅锌矿冶炼及锌锫沙、锌尘沙、硫酸等产品的生产及销售。

3.	Party A and Party B have entered into a certain Consulting Services Agreement dated _____________, 2010 (the “Consulting Services Agreement”) in connection with the Business.

  甲方与乙方在2010年_______月______日签订了有关业务的《咨询服务协议》（“服务协议”）。

4．         The Shareholders are shareholders of Jintai Mining, each legally holding such amount of equity interest of Jintai Mining as set forth on the signature page of this Agreement and collectively holding 100% of the issued and outstanding equity interests of Jintai Mining (collectively the “Equity Interest”).

股东按照本协议签字页载明的数额合法持金泰矿业的股权，前述股权合计构成金泰矿业的已发行股权的100%（以下统称“股权”）。

5.            In connection with the Consulting Services Agreement, the Parties have entered into a certain Operating Agreement dated _________________, 2010, pursuant to which the Shareholders now desire to grant to Party A a proxy to vote the Equity Interest for the maximum period of time permitted by law in consideration of Party A’s obligations thereunder.

在签署服务协议时，各方于2010年____月_____日签署一份《经营协议》。根据经营协议，股东现在依甲方之义务为对价，在法律允许的最长期限内授予甲方全部股权投票权利。甲方认可并接受该权利。

NOW THEREFORE, the Parties agree as follows:

鉴于此，各方达成如下协议：

1.            The Shareholders hereby agree to irrevocably grant and entrust Party A, for the maximum period of time permitted by law, with all of their voting rights as shareholders of Jintai Mining.  Party A shall exercise such rights in accordance with and within the parameters of the laws of the PRC and the Articles of Association of Jintai Mining.

Proxy Agreement
Earth Building Group.

股东在此同意不可撤销地许可和授权甲方，在法律允许的最长期限内，行使金泰矿业股东的投票权。并且甲方应当根据中国法和金泰矿业的公司章程行使该投票权。

2.            Party A may establish and amend rules to govern how Party A shall exercise the powers granted by the Shareholders herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize the exercise of the voting rights granted by the Shareholders, and Party A shall only proceed in accordance with such rules.

甲方可以设立或修改适用于有关于如何行使股东所赋予的权力的规则。包括但不限于行使投票权授权所需的甲方董事人数或比例。甲方必须仅根据上述规则进行行为。

3.            The Shareholders shall not transfer or cause to be transferred the Equity Interest to any party (other than Party A or such designee of Party A).  Each Shareholder acknowledges that it will continue to perform its obligations under this Agreement even if one or more of other Shareholders no longer hold any part of the Equity Interest.

股东不得转让股权或导致股权转让给除甲方或甲方指定人以外的其他人。每位股东同意：即使任何其他股东不再持有公司的股权的任何部分，其也将继续履行本协议。

4.            This Proxy Agreement has been duly executed by the Parties as of the date first set forth above, and in the event that a Party is not a natural person, then such Party’s action has been duly authorized by all necessary corporate or other action and executed and delivered by such Party’s duly authorized representatives.  This Agreement shall take effect upon the execution of this Agreement.

本协议由各方于首页载明之日期依法签署，在一方不是自然人的情况下，该协议方的作为已通过必要措施有效授权，并由该协议方的授权代表签署、交付。本协议应在签订时生效。

5.            Each Shareholder represents and warrants to Party A that such Shareholder owns such amount of the Equity Interest as set forth next to its name on the signature page below, free and clear of all liens and encumbrances, and such Shareholder has not granted to any party, other than Party A, a power of attorney or proxy over any of such amount of the Equity Interest or any of such Shareholder’s rights as a shareholder of Jintai Mining  Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

Proxy Agreement
Earth Building Group.

每位股东向甲方陈述和保证：该股东拥有所有在签字页姓名以下显示的股权数额，并且没有任何担保和权利负担。该股东未向除甲方以外的任何人授予任何股权和作为金泰矿业股东的权利的授权书或委托书。每位股东进一步陈述和保证它签 署或交付本协议不违反适用于股东的法律、法规、司法决定、行政命令、仲裁裁决、合同或契约。

6.            This Agreement may not be terminated without the unanimous consent of all Parties, except that Party A may, by giving a thirty (30) day prior written notice to the Shareholders, terminate this Agreement, with or without cause.

除非甲方因任何原因提前30天书面通知可以终止本协议外，本协议非经各方一致同意不得终止。

7.            Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

本协议的任何修改和/或解除都必须由协议各方通过书面形式进行。

8.            The execution, validity, creation and performance of this Agreement shall be governed by the laws of PRC.

本协议的签署、效力、成立和履行应当适用中华人民共和国法律。

9.            This Agreement shall be executed in four (4) duplicate originals in English, and each Party shall receive one (1) duplicate original, each of which shall be equally valid.

本协议用英语签署四份，每一方持有一份，每一份都具有同等效力。

10.           The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations.  If the Parties cannot reach a settlement within 45 days following the negotiations, the dispute shall be submitted to be determined by arbitration through China International Economic and Trade Arbitration Commission (“CIETAC”) Shanghai Branch in accordance with CIETAC arbitration rules.  The determination of CIETAC shall be conclusively binding upon the Parties and shall be enforceable in any court of competent jurisdiction.

如果因本协议产生争议，双方同意通过协商解决。如果双方不能在协商45日后达成一致，应提交中国国际经济贸易仲裁委员会上海分会依据其仲裁规则进行仲裁。仲裁裁决对各方具有最终约束效力，能够在具有管辖权的任 何法院执行。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

Proxy Agreement
Earth Building Group.

[SIGNATURE PAGE]
[签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A:
甲方：	Guangzhou Xiangguang Corporate Management Co.,Ltd.
广州祥光企业管理有限公司
Legal/Authorized Representative: ____________________
法定代表人/或被授权人(签字)
Name:
姓名:
Title:
职务:

Proxy Agreement
Earth Building Group.

SIGNATURE PAGE FOR SHAREHOLDERS
股东签字页

Shareholders of  Huanjiang Jintai Mining Co., Ltd.

环江金泰矿业有限责任公司的股东:

Shaoguang City Jinteng Mining Co.,Ltd.
韶关市金腾矿业有限公司
Legal/Authorized Representative: ______________________
法定代表人/或被授权人(签字)
Name:
姓名: 蔡浪静
Title:
职务:
Owns 23.33% of Huanjiang Jintai Mining Co., Ltd.
持有环江金泰矿业有限责任公司股权23.33%

Huangjiang Jinteng Mining Co., Ltd.
环江金腾矿业有限责任公司
Legal/Authorized Representative: ______________________
法定代表人/或被授权人(签字)
Name:
姓名: 骆海平
Title:
职务:
Owns 76.67% of Huanjiang Jintai Mining Co., Ltd.
持有环江金泰矿业有限责任公司股权76.67%

Proxy Agreement
Earth Building Group.

ACKNOWLEDGED BY:
认可:
JINTAI MINING:
金泰矿业:

Huanjiang Jintai Mining  Co., Ltd.
环江金泰矿业有限责任公司:
Legal/Authorized Representative: ______________________
法定代表人/或被授权人（签字）
Name: Liu, Zhengqin
姓名:刘政勤
Title: Chairman
职务: 董事长

Proxy Agreement
Earth Building Group.